UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2008

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

TradeStation Group, Inc., a Florida corporation (the "Company"), issued a press release on June 3, 2008, announcing that its Chief Financial Officer, David Fleischman, will make a presentation at the Sandler O’Neill Global Exchange and Electronic Trading Conference on June 5, 2008 at 8:30 a.m., Eastern Time. Mr. Fleischman will cover topics that may include the Company’s performance, prospects, targeted markets, competition, marketing and sales plans, and other company initiatives. A Webcast of the presentation can be accessed at http://www.sandleroneill.com and will be available thereafter for 60 days after the event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 99.1. Press Release dated June 3, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

June 3, 2008	By:	/s/ David Fleischman

Name: David Fleischman
Title: Chief Financial Officer, Vice President of Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 3, 2008